================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 21, 2002

                             PLAINS RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-9808                    13-2898764
(State or Other Jurisdiction      (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                        Identification Number)


                          500 DALLAS STREET, SUITE 700
                               HOUSTON, TX 77002

          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 739-6700

================================================================================

ITEM 5. OTHER EVENTS.

     The information in the Press Release dated June 21, 2002 and attached as
Exhibit 99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

             EXHIBIT     DESCRIPTION
             -------     -----------
              99.1       Press Release dated June 21, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PLAINS RESOURCES, INC.


Date: June 21, 2002                   by: /s/ Jere C. Overdyke, Jr.
                                          --------------------------------------
                                          Jere C. Overdyke, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer

                               INDEX TO EXHIBITS

             EXHIBIT     DESCRIPTION
             -------     -----------
              99.1       Press Release dated June 21, 2002.